

HOUSEHOLD FINANCE CORPORATION
HFC CARD FUNDING CORPORATION
HOUSEHOLD CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized
representative of Household Finance
Corporation,
as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing
Agreement"), by and among HFC Card Funding
Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1.Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2.Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.The undersigned is a Servicing Officer.

4.This Certificate relates to the Distribution
Date occurring on March 15, 2000


5.Trust Information.

(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was equal to    $122,438,314.07

(b)The aggregate amount of such Collections
with respect to Principal
Receivables for the Due Period preceding such
Distribution Date was
equal to .                                        $98,805,612.61
(i)The total payment rate, [ ( (b) + (c)(ii) +            8.684%
(c)(iii) ) / (f) ],  is ..


(c)The aggregate amount of such Collections
with respect to Finance Charge
and Administrative Receivables for the Due
Period preceding
such Distribution Date was equal to ..            $23,632,701.46

(i)The gross cash yield, [                               20.217%
((ii)+(iii)+(iv)+(v)+(vii)) * 12 / (f) ],  is
 ..



(ii)The amount of such aggregate with respect     $18,291,252.92
to Finance Charge was equal to

(iii)The amount of such aggregate with respect     $3,784,000.59
to Fees was equal to

(iv)The amount of such aggregate with respect        $870,334.03
to Interchange was equal to ..

(v)The amount of such aggregate with respect          $39,917.00
to Other Recoveries was equal to ..

(vi)The amount of such aggregate with respect        $181,847.00
to Principal Recoveries was equal to ..

(d)The Gross Defaulted Amount for the              $8,236,706.10
preceding Due Period is
(i)The annualized default rate, (d) *12 / (f),            7.101%
is ..

(ii)The annualized net default rate, [(d)-                6.944%
(c)(vi)] *12 / (f),  is ..

(e)The Portfolio Yield for such Distribution             13.273%
Date [c(i) - d(ii)] ..

(f)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period or, if there were
Additions or Removals during the  Due
Period, the average balance for such Due       $1,391,948,664.20
Period is equal to

(g)The total amount of Principal Receivables
as of the last day of the
immediately preceding Due Period is .          $1,378,106,024.42

(h)The total amount of Principal Receivables
in the Trust at the beginning
of the preceding Due Period                    $1,391,948,664.20

(k)The total amount of Finance Charge and
Administrative Receivables in the
Trust as of the last day of the immediately       $43,950,016.06
preceding Due Period is (excludes discount
option)..

(l)The aggregate outstanding gross balance of
the Accounts which were
one payment (1-29 days) delinquent  as of the
close of business on the last
day of the calendar month preceding such          $46,720,353.57
Distribution Date was equal to

(m)The aggregate outstanding gross balance of
the Accounts which were
two payments (30-59 days) delinquent as of the
close of business on the last
day of the calendar month preceding such          $19,523,748.85
Distribution Date was equal to

(n)The aggregate outstanding gross balance of
the Accounts which were
three or more payments (60+ days) delinquent
as of the close of business on the last
day of the calendar month preceding such          $42,061,994.03
Distribution Date was equal to

(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is..                            $22,238,561.24

(n)The aggregate amount of Principal                       $0.00
Shortfalls for such Distribution Date is .

(o)The Discount Option Date is                      June 1, 1997

(p)The Discount Percentage .                              3.000%



(q)The Total Amount of Discount Option
Receivables at the beginning of the
preceding Due Period is equal to ..               $43,049,958.69

(r)Discount Option Receivable Collections is .     $3,055,843.69

6.Group One Information

(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any payments made
pursuant to interest
rate agreements, if any ) is equal to ..                  6.215%

(b)Group One Total Investor Collections is        $81,952,069.94
equal to ..

(c)Group One Investor Principal Collections is    $66,133,910.25
equal to

(d)Group One Investor Finance Charge and          $15,818,159.68
Administrative Collections is equal to ..



(e)Group One Investor Additional Amounts is                $0.00
equal to .

(f)Group One Investor Default Amount is equal      $5,513,103.64
to

(g)Group One Investor Monthly Fees is equal to     $1,664,352.13
 ..

(h)Group One Investor Monthly Interest is          $4,658,869.06
equal to

7.Series 1995-1 Information

(a)The Series Adjusted Portfolio Yield for the
Due Period preceding such
Distribution Date was equal to ..                        12.383%

(b)The Series 1995-1 Allocation Percentage
with respect to the Due
Period preceding such Distribution Date was              78.900%
equal to

(c)The Floating Allocation Percentage for the
Due Period preceding such
Distribution Date was equal to                           84.833%

(d)The aggregate amount of Reallocated Finance
Charge and
Administrative Collections for the Due Period
preceding
such Distribution Date is equal to                $15,818,159.68

(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections for the
Due Period preceding
such Distribution Date is equal to..              $15,818,159.68

(f)Class A Invested Amount .                     $583,333,333.33

(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was equal to             $0.643
 .

(h)The Class A Invested Percentage of the
amount set forth in Item 7(d)
above was equal to                                $10,164,100.91

(i)The amount of Class A Monthly Interest for
such Distribution Date is
equal to.                                          $2,845,289.35



(j)The amount of any Class A Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to ..

(k)The amount of Class A Additional Interest
for such Distribution Date
is equal to ..                                             $0.00

(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to

(m)The Class A Investor Default Amount for
such Distribution Date is
equal to ..                                        $3,542,494.37



(n)The Allocable Servicing Fee for such            $1,664,352.13
Distribution Date is equal to

(o)The Class A Required Amount, if any, with
respect to such
Distribution Date is equal to.                             $0.00

(p)Class B Invested Amount ..                    $214,286,000.00

(q)The Class B Invested Percentage for the Due
Period preceding such
Distribution Date was equal to..                          21.46%

(r)The Class B Invested Percentage of the
amount set forth in Item 7(d)
above is equal to.                                 $3,394,323.94

(s)The amount of Class B Monthly Interest for
such Distribution Date is
equal to.                                          $1,076,281.20

(t)The amount of any Class B Monthly Interest
previously due but not
distributed on a prior Distribution Date is                $0.00
equal to..

(u)The amount of Class B Additional Interest
for such Distribution Date
is equal to.                                               $0.00

(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date is                $0.00
equal to.

(w)Class B Investor Default Amount for such
Distribution Date is equal
to.                                                $1,183,023.82


(x)The Collateral Invested Percentage of the
amount set forth in Item 7(d)
above is equal to..                                $2,259,734.84

(y)The Series 1995-1 Principal Shortfall for
such Distribution Date is
equal to..                                                 $0.00

(z)The Series 1995-1 Excess Principal                      $0.00
Collections is equal to

(aa)The amount of Excess Finance Charge and
Administrative Collections
with respect to such Distribution Date is          $6,689,742.63
equal to..



(bb)The amount of Excess Finance Charge and
Administrative Collections
referred to in Item 7(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:

(i)to fund the Class A Required Amount, if
any, with
respect to such Distribution Date.                         $0.00

(ii)to reimburse Class A Investor Charge-Offs.             $0.00

(iii)to pay current or overdue Class B Monthly
Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount ..                                  $0.00

(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date..                $1,183,023.82

(v)to reimburse certain previous reductions in
the Class B
Invested Amount .                                          $0.00

(vi)to pay the Collateral Monthly Interest for
such Distribution
Date equal to.                                       $737,298.51

(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above                          $0.00

(viii)to fund the Collateral Investor Default
Amount with
respect to such Distribution Date..                  $787,585.45

(ix)to make any required deposit in the Cash               $0.00
Collateral Account..

(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to                     $23,638,970.85

(dd)The Principal Allocation Percentage is                84.83%
equal to ..

(gg)The total amount to be distributed to
Class A Certificateholders on
such Distribution Date in payment of principal    $58,333,333.33
is equal to.

(hh)The total amount to be distributed to
Class B Certificateholders on
such Distribution Date in payment of principal             $0.00
is equal to.

(ii)The amount of Class A Investor Charge-Offs
for such Distribution
Date is equal to                                           $0.00

(jj)The total amount of reimbursements of
Class A Investor Charge-Offs
for such Distribution Date is equal to..                   $0.00

(kk)The amount of Class B Investor Charge-Offs
and other reductions in
the Class B Invested Amount for such                       $0.00
Distribution Date is equal to..

(ll)The total amount of reimbursements of
Class B Investor Charge-Offs
for such Distribution Date is equal to.                    $0.00



(mm)The Class A Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to..    $525,000,000.00

(nn)The Class B Invested Amount at the close
of business on such
Distribution Date (after giving effect to all
payments and adjustments
on such Distribution Date) will be equal to      $214,286,000.00

(oo)The Available Collateral Amount as of the
close of business on the
preceding Distribution Date (after giving
effect to any withdrawal
from the Collateral Account) was equal to.       $132,936,400.46

(pp)The Required Collateral Amount as of the
close of business on such
Distribution Date, after giving effect to any
withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal to.        $123,214,189.58

(qq)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral Account
and payments to the
Collateral Interest Holder on such                       57.500%
Distribution Date, will be equal to ..

(rr)The Cumulative Excess Interest Amount as
of the close of business on
such Distribution Date, after giving effect to
any payments of interest
to Class B Certificateholders on such                      $0.00
Distribution Date, will be equal to ..

8.Total amount to be on deposit in the
Collection Account (after giving effect to
allocations required to be made pursuant to
the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor default
amounts) prior to making distributions on such     $8,640,703.91
Distribution Dates is equal to ..

9.The total amount to be allocated according
to the terms of the Collateral
Agreement on such Distribution Date is equal      $14,441,344.25
to .

10.Total amount to be distributed from the
Collection Account to the
Servicer in respect of the unpaid Allocable
Servicing Fee for the
preceding Due Period on such Distribution Date
(after taking into
consideration the amounts which have been
netted with respect to this
Series against deposits to the Collection                  $0.00
Account) is equal to..




11.As of the date hereof, to the best
knowledge of the undersigned, the Servicer
has performed in all material respects all its
obligations under the Pooling
and Servicing Agreement through the Due Period
preceding such
Distribution Date or, if there has been a
default in the performance of
any such obligation, set forth in detail the
(i) nature of such default,
(ii) the action taken by the Transferor and
Servicer, if any, to remedy such default
and (iii) the current status of each such                   None
default; if applicable, insert "None".

12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to have
occurred on or prior to
such Distribution Date.                                    $0.00

13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the Receivables
other than pursuant to
the Pooling and Servicing Agreement (or, if
there is a Lien, such Lien
consists of :                                              $0.00
____________________________________________).

14.The amounts specified to be deposited into
and withdrawn from the
Collection Account, as well as the amounts
specified to be paid to the
Transferor, the Servicer, the Collateral
Interest Holder and the Certificateholders
are all in accordance with the requirements of
the Pooling and
Servicing Agreement.                                       $0.00

*Approximately $1.7 billion of receivables was removed from the Trust in
November 1998 to facilitate Household's
strategy to sharpen the focus of its U.S.
Bankcard business by de-emphasizing non-core
Mastercard/Visa activities.  The
removal favorably impacted the annualized net default rate of the Trust.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 15th day of March,  2000.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Philip L. Krupowicz
      Title: Servicing Officer




Household Finance Corporation
HFC Card Funding Corporation                       February 2000
Household Credit Card Master Trust I , Series       Mar 15, 2000
1995-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest          $87.398032407
2. Principal distribution per $1,000 interest      $83.333333333
3. Interest distribution per $1,000 interest        $4.064699074
B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
(a) One-month LIBOR                                        5.89%
(b) Spread                                                 0.17%
(c) Class A Certificate Rate                               6.06%
2. Beginning Principal Amount                    $583,333,333.33
3. Days in Interest Period                                    29
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                            $122,438,314.07
(b) Collections of Finance Charge and             $23,632,701.46
Administrative Receivables
(c) Collections of Principal                      $98,805,612.61

2. Allocation of Receivables
(a) Class A Invested Percentage                           64.26%
(b) Principal Allocation Percentage                       84.83%

3. Delinquent Balances
(a) Delinquent 5 - 29 days                        $46,720,353.57
                                                           3.19%
(b) Delinquent 30 - 59 days                       $19,523,748.85
                                                           1.33%
(c) Delinquent 60+ days                           $42,061,994.03
                                                           2.87%

4. Class A Investor Default Amount                 $3,542,494.37

5. Class A Investor Charge-offs; Reimbursement
of Charge-offs
(a) Class A Investor Charge-offs, if any, for       $0.000000000
the Distribution Date
(b) The amount of Item 5.(a) per $1,000             $0.000000000
interest
(c) Total reimbursed to Trust in respect of         $0.000000000
Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000             $0.000000000
interest
(e) The amount, if any, by which the                $0.000000000
outstanding principal balance of the
          Class A Certificates exceeds the
class A Invested Amount as of
            the end of the Distribution Date

6. Allocable Servicing Fee paid for the            $1,664,352.13
Distribution Date

7. Deficit Controlled Amortization Amount for       $0.000000000
the Distribution Date

8. Discount Option Date                        $35,582.000000000

9. Discount Percentage                                     3.00%

D.Class A Pool Factor                               $0.750000000

E. Receivables Balances
1. Principal Receivables as of the last day of $1,378,106,024.42 the preceding Due Period
2. Finance Charge and Administrative              $43,950,016.06
Receivables as of the last day
      of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of      $214,286,000.00
the Distribution Date
2. Available Collateral Invested Amount as of    $123,214,189.58
the end of the Distribution Date


Household Finance Corporation
HFC Card Funding Corporation
Household Credit Card Master Trust I , Series 1995-1

CLASS B CERTIFICATEHOLDER'S STATEMENT

[S]                                                 [C]

A.Information Regarding Distributions

1. Total distribution per $1,000 interest           $5.022638889
2. Principal distribution per $1,000 interest       $0.000000000
3. Interest distribution per $1,000 interest        $5.022638889

B. Calculation of Class B Interest


1. Calculation of Class B Certificate Rate
(a) One-month LIBOR                                        5.89%
(b) Spread                                                 0.35%
(c) Class B Certificate Rate                               6.24%
2. Beginning Invested Amount                     $214,286,000.00
3. Days in Interest Period                                    29

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                            $122,438,314.07
(b) Collections of Finance Charge and             $23,632,701.46
Administrative Receivables
(c) Collections of Principal                      $98,805,612.61

2. Allocation of Receivables
(a) Class B Invested Percentage                           21.46%
(b) Principal Allocation Percentage                       84.83%

3. Delinquent Balances

(a) Delinquent 5 - 29 days                        $46,720,353.57
                                                           3.19%
(b) Delinquent 30 - 59 days                       $19,523,748.85
                                                           1.33%
(c) Delinquent 60+ days                           $42,061,994.03
                                                           2.87%

4. Class B Investor Default Amount                 $1,183,023.82

5. Class B Investor Charge-offs; Reimbursement of Charge-offs

(a) Class B Investor Charge-offs, if any, for              $0.00
the Distribution Date
(b) The amount of Item 5.(a) per $1,000                    $0.00
interest
(c) Total reimbursed to Trust in respect of                $0.00
Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                    $0.00
interest
(e) The amount, if any, by which the                       $0.00
outstanding principal balance of the
          Class B Certificates exceeds the
Class B Invested Amount as of
            the end of the Distribution Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the                $0.00
end of the Distribution Date
(b) Available Cash Collateral Amount as a                  $0.00
percent of the Class B
        Invested Amount, each at the end of
the Distribution Date

7. Available Collateral Invested Amount          $123,214,189.58

8. Deficit Controlled Amortization Amount for              $0.00
the Distribution Date

9. Discount Option Date                             June 1, 1997

10. Discount Percentage                                    3.00%

D.Class B Pool Factor                               $1.000000000

E. Receivables Balances

1. Principal Receivables as of the last day of $1,378,106,024.42 the preceding Due Period
2. Finance Charge and Administrative              $43,950,016.06
Receivables as of the last day


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